

                                        AMERICAN CENTURY MUTUAL FUNDS, INC.
                                               ARTICLES SUPPLEMENTARY

         AMERICAN CENTURY MUTUAL FUNDS,  INC., a Maryland  corporation  whose principal  Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby certifies to the State Department of Assessments and Taxation
of Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has (i)
established  two new  series of shares  titled NT Growth  Fund and NT Vista Fund and  (ii)-increased  in some cases and  decreased  in some cases the number of shares of capital  stock of certain  series  that the  Corporation  has
authority  to  issue  in  accordance  with  Section  2-105(c)  of  the  Maryland   General   Corporation  Law  (the
"Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the Corporation had the authority to issue Eleven Billion
One Hundred Million  (11,100,000,000) shares of capital stock. Following the Reallocation,  the Corporation has the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before the  Reallocation  was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the
Corporation was authorized to issue was One Hundred Eleven Million Dollars  ($111,000,000).  After giving effect to the  Reallocation,  the aggregate par value of all shares of stock that the  Corporation  is authorized to issue is
One Hundred Eleven Million Dollars ($111,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the fifteen (15) Series of stock of the  Corporation and the number of shares and aggregate par value of each was as follows:

Series                                                                     No. of Shares            Aggregate Par Value
Growth Fund                                                                1,310,000,000                    $13,100,000
Select Fund                                                                  515,000,000                      5,150,000
Ultra Fund                                                                 3,950,000,000                     39,500,000
Vista Fund                                                                 1,200,000,000                     12,000,000
Heritage Fund                                                                640,000,000                      6,400,000
Giftrust Fund                                                                200,000,000                      2,000,000
Balanced Fund                                                                265,000,000                      2,650,000
New Opportunities Fund                                                       300,000,000                      3,000,000
Capital Value Fund                                                           265,000,000                      2,650,000
Veedot Fund                                                                  300,000,000                      3,000,000
Capital Growth Fund                                                          610,000,000                      6,100,000
New Opportunities II Fund                                                    375,000,000                      3,750,000
Fundamental Equity Fund                                                      460,000,000                      4,600,000
Focused Growth Fund                                                          300,000,000                      3,000,000
Small Cap Growth Fund                                                        155,000,000                      1,550,000
Mid Cap Growth Fund                                                          155,000,000                      1,550,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior to the  Reallocation,  the number of shares and  aggregate  par value of each allocated among the Classes of shares is as follows:



                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             150,000,000         1,500,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  300,000,000         3,000,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                    50,000,000           500,000
                                                      A                          25,000,000           250,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      C II                                0                 0
                                                      R                          50,000,000           500,000

Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000
                                                      R                          10,000,000           100,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      C                         100,000,000         1,000,000

Giftrust Fund                                         Investor                  200,000,000         2,000,000


                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Balanced Fund                                         Investor                  200,000,000         2,000,000
                                                      Institutional              15,000,000           150,000
                                                      Service                           0                   0
                                                      Advisor                  50,000,000             500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000

Capital Value Fund                                    Investor                200,000,000           2,000,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

Veedot Large-Cap Fund                                 Investor                          0                   0
                                                      Institutional                     0                   0
                                                      Advisor                           0                   0

New Opportunities II Fund                             Investor                250,000,000           2,500,000
                                                      Institutional            50,000,000             500,000
                                                      A                        25,000,000             250,000
                                                      B                        25,000,000             250,000
                                                      C                        25,000,000             250,000
                                                      C II                              0                   0

Capital Growth Fund                                   Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000

Fundamental Equity Fund                               Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                        50,000,000             500,000
                                                      B                        50,000,000             500,000
                                                      C                        50,000,000             500,000

Focused Growth Fund                                   Investor                300,000,000           3,000,000



                                                                                                   Aggregate
Series Name                                           Class Name            No. of Shares           Par Value
Small Cap Growth Fund                                 Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

Mid Cap Growth Fund                                   Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

         EIGHTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
allocated  Eleven  Billion  (11,000,000,000)  shares of the Eleven  Billion  One Hundred  Million  (11,100,000,000)
shares of authorized  capital stock of the  Corporation  among the sixteen (16) Series of stock of the  Corporation as follows:


Series                                                                     No. of Shares            Aggregate Par Value
Growth Fund                                                                1,310,000,000                    $13,100,000
Select Fund                                                                  515,000,000                      5,150,000
Ultra Fund                                                                 3,950,000,000                     39,500,000
Vista Fund                                                                 1,200,000,000                     12,000,000
Heritage Fund                                                                640,000,000                      6,400,000
Giftrust Fund                                                                200,000,000                      2,000,000
Balanced Fund                                                                265,000,000                      2,650,000
New Opportunities Fund                                                       300,000,000                      3,000,000
Capital Value Fund                                                           265,000,000                      2,650,000
Veedot Fund                                                                  300,000,000                      3,000,000
Capital Growth Fund                                                          710,000,000                      7,100,000
New Opportunities II Fund                                                    375,000,000                      3,750,000
Fundamental Equity Fund                                                      460,000,000                      4,600,000
Focused Growth Fund                                                          100,000,000                      1,000,000
Small Cap Growth Fund                                                        155,000,000                      1,550,000
Mid Cap Growth Fund                                                          155,000,000                      1,550,000
NT Growth Fund                                                               100,000,000                      1,000,000
NT Vista Fund                                                                100,000,000                      1,000,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established classes  of  shares  (each  hereinafter  referred  to as a  "Class")  for the  Series of the  capital  stock of the
Corporation  and (b) has  allocated the shares  designated to the Series in Article  EIGHTH above among the Classes of shares.  As a result of the action  taken by the Board of  Directors,  the Classes of shares of the sixteen (16)
Series of stock of the Corporation and the number of shares and aggregate par value of each is as follows:



                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             150,000,000         1,500,000
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  300,000,000         3,000,000
                                                      Institutional              40,000,000           400,000
                                                      Advisor                    50,000,000           500,000
                                                      A                          25,000,000           250,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      R                          50,000,000           500,000

Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      Advisor                   100,000,000         1,000,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000
                                                      R                          10,000,000           100,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Advisor                   100,000,000         1,000,000
                                                      C                         100,000,000         1,000,000

Giftrust Fund                                         Investor                  200,000,000         2,000,000

Balanced Fund                                         Investor                  200,000,000         2,000,000
                                                      Institutional              15,000,000           150,000
                                                      Advisor                    50,000,000           500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000

Capital Value Fund                                    Investor                200,000,000           2,000,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000


                                                                                                   Aggregate
Series Name                                           Class Name            No. of Shares           Par Value
Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

New Opportunities II Fund                             Investor                250,000,000           2,500,000
                                                      Institutional            50,000,000             500,000
                                                      A                        25,000,000             250,000
                                                      B                        25,000,000             250,000
                                                      C                        25,000,000             250,000

Capital Growth Fund                                   Investor                300,000,000           3,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000

Fundamental Equity Fund                               Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                        50,000,000             500,000
                                                      B                        50,000,000             500,000
                                                      C                        50,000,000             500,000

Focused Growth Fund                                   Investor                100,000,000           1,000,000

Small Cap Growth Fund                                 Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

Mid Cap Growth Fund                                   Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

NT Growth Fund                                        Institutional           100,000,000           1,000,000

NT Vista Fund                                         Institutional           100,000,000           1,000,000


         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to serialize, classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been  allocated to a Series or Class,  and to fix or alter all terms  thereof,  to the full extent  provided by the
Articles of Incorporation of the Corporation.

         ELEVENTH:  A description of the series and classes of shares,  including the  preferences,  conversion and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications,  and terms and conditions for  redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not changed by these
Articles Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing  into Series and
Classes  the  authorized  capital  stock of the  Corporation  and  allocating  shares to each as set forth in these
Articles Supplementary.

         IN WITNESS WHEREOF, AMERICAN CENTURY MUTUAL FUNDS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 15th day of March, 2006.

ATTEST:                                     AMERICAN CENTURY MUTUAL FUNDS, INC.



/s/ Otis H. Cowan                           /s/ David H. Reinmiller
Name:  Otis H. Cowan                        Name:   David H. Reinmiller
Title:   Assistant Secretary                Title:      Vice President


         THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY  MUTUAL FUNDS,  INC., who executed on behalf of said
Corporation the foregoing Articles  Supplementary to the Charter,  of which this certificate is made a part, hereby acknowledges,  in the name of and on  behalf of said  Corporation,  the  foregoing  Articles  Supplementary  to the
Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his  knowledge, information  and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material respects under the penalties of perjury.


Dated:  March 15, 2006                       /s/ David H. Reinmiller
                                             David H. Reinmiller, Vice President







                                            AMERICAN CENTURY MUTUAL FUNDS, INC.
                                               ARTICLES SUPPLEMENTARY

         AMERICAN  CENTURY  MUTUAL  FUNDS,  INC., a Maryland  corporation  whose  principal  Maryland  office is located in
Baltimore,  Maryland (the "Corporation"),  hereby certifies to the State Department of Assessments and Taxation of Maryland
that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the Corporation has (i) established two new series of shares  titled  Small Cap Growth Fund and Mid Cap Growth Fund;  (ii)  eliminated  Veedot  Large-Cap  Fund;  (iii)
eliminated  Advisor  Class of Veedot Fund (iv)  eliminated  Service  Class of shares;  (v)  eliminated  C Class II Class of shares;  and  (vi)-increased  in some cases and  decreased  in some cases the number of shares of capital  stock of certain series  that the  Corporation  has  authority  to  issue in  accordance  with  Section  2-105(c)  of the  Maryland  General
Corporation Law (the "Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the  Corporation  had the  authority to issue Eleven  Billion One
Hundred Million  (11,100,000,000)  shares of capital stock.  Following the Reallocation,  the Corporation has the authority to issue Eleven Billion One Hundred Million (11,100,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital stock before the  Reallocation  was, and after the
Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior  to the  Reallocation,  the  aggregate  par  value  of all  shares  of  stock  that the
Corporation  was  authorized to issue was One Hundred  Eleven Million  Dollars  ($111,000,000).  After giving effect to the
Reallocation,  the  aggregate par value of all shares of stock that the  Corporation  is authorized to issue is One Hundred
Eleven Million Dollars ($111,000,000).

         SIXTH:  Immediately prior to the Reallocation,  the fifteen (15) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

Series                                                                     No. of Shares            Aggregate Par Value
Growth Fund                                                                1,310,000,000                    $13,100,000
Select Fund                                                                  675,000,000                      6,750,000
Ultra Fund                                                                 4,150,000,000                     41,500,000
Vista Fund                                                                 1,250,000,000                     12,500,000
Heritage Fund                                                                640,000,000                      6,400,000
Giftrust Fund                                                                200,000,000                      2,000,000
Balanced Fund                                                                265,000,000                      2,650,000
New Opportunities Fund                                                       300,000,000                      3,000,000
Capital Value Fund                                                           265,000,000                      2,650,000
Veedot Fund                                                                  300,000,000                      3,000,000
Veedot Large-Cap Fund                                                                  0                              0
New Opportunities II Fund                                                    375,000,000                      3,750,000
Capital Growth Fund                                                          610,000,000                      6,100,000
Fundamental Equity Fund                                                      460,000,000                     4,6500,000
Focused Growth Fund                                                          300,000,000                      3,000,000

The par value of each share of stock in each Series is One Cent ($0.01) per share.

         SEVENTH:  Immediately  prior to the  Reallocation,  the number of shares and aggregate par value of each allocated among the Classes of shares is as follows:


                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             150,000,000         1,500,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      A                          25,000,000           250,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      C II                                0                 0
                                                      R                          60,000,000           600,000

Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      Service                             0                 0
                                                      Advisor                   300,000,000         3,000,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Service                             0                 0
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000
                                                      R                          60,000,000           600,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Service                             0                 0
                                                      Advisor                   100,000,000         1,000,000
                                                      C                         100,000,000         1,000,000

Giftrust Fund                                         Investor                  200,000,000         2,000,000



                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Balanced Fund                                         Investor                  200,000,000         2,000,000
                                                      Institutional              15,000,000           150,000
                                                      Service                           0                   0
                                                      Advisor                  50,000,000             500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000

Capital Value Fund                                    Investor                200,000,000           2,000,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

Veedot Large-Cap Fund                                 Investor                          0                   0
                                                      Institutional                     0                   0
                                                      Advisor                           0                   0

New Opportunities II Fund                             Investor                250,000,000           2,500,000
                                                      Institutional            50,000,000             500,000
                                                      A                        25,000,000             250,000
                                                      B                        25,000,000             250,000
                                                      C                        25,000,000             250,000
                                                      C II                              0                   0

Capital Growth Fund                                   Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000

Fundamental Equity Fund                               Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                        50,000,000             500,000
                                                      B                        50,000,000             500,000
                                                      C                        50,000,000             500,000

Focused Growth Fund                                   Investor                300,000,000           3,000,000

         EIGHTH:  Pursuant to authority  expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of Incorporation  of the  Corporation,  the Board of Directors of the Corporation has allocated Eleven Billion
(11,000,000,000)  shares of the Eleven Billion One Hundred Million  (11,100,000,000)  shares of authorized capital stock of the Corporation among the sixteen (16) Series of stock of the Corporation as follows:


Series                                                                     No. of Shares            Aggregate Par Value
Growth Fund                                                                1,310,000,000                    $13,100,000
Select Fund                                                                  515,000,000                      5,150,000
Ultra Fund                                                                 3,950,000,000                     39,500,000
Vista Fund                                                                 1,200,000,000                     12,000,000
Heritage Fund                                                                640,000,000                      6,400,000
Giftrust Fund                                                                200,000,000                      2,000,000
Balanced Fund                                                                265,000,000                      2,650,000
New Opportunities Fund                                                       300,000,000                      3,000,000
Capital Value Fund                                                           265,000,000                      2,650,000
Veedot Fund                                                                  300,000,000                      3,000,000
Capital Growth Fund                                                          610,000,000                      6,100,000
New Opportunities II Fund                                                    375,000,000                      3,750,000
Fundamental Equity Fund                                                      460,000,000                     4,6500,000
Focused Growth Fund                                                          300,000,000                      3,000,000
Small Cap Growth Fund                                                        155,000,000                      1,550,000
Mid Cap Growth Fund                                                          155,000,000                      1,550,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article FIFTH and Article SEVENTH of
the Articles of Incorporation,  the Board of Directors of the Corporation (a) has duly established  classes of shares (each hereinafter  referred to as a "Class") for the Series of the capital  stock of the  Corporation  and (b) has  allocated the shares  designated  to the Series in Article  EIGHTH above among the Classes of shares.  As a result of the action taken by the Board of  Directors,  the Classes of shares of the sixteen  (16) Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:



                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Growth Fund                                           Investor                  800,000,000        $8,000,000
                                                      Institutional             150,000,000         1,500,000
                                                      Advisor                   210,000,000         2,100,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Select Fund                                           Investor                  300,000,000         3,000,000
                                                      Institutional              40,000,000           400,000
                                                      Advisor                    50,000,000           500,000
                                                      A                          25,000,000           250,000
                                                      B                          25,000,000           250,000
                                                      C                          25,000,000           250,000
                                                      R                          50,000,000           500,000


                                                                                                   Aggregate
Series Name                                           Class Name              No. of Shares         Par Value
Ultra Fund                                            Investor                3,500,000,000        35,000,000
                                                      Institutional             200,000,000         2,000,000
                                                      Advisor                   100,000,000         1,000,000
                                                      R                          50,000,000           500,000
                                                      C                         100,000,000         1,000,000

Vista Fund                                            Investor                  800,000,000         8,000,000
                                                      Institutional              80,000,000           800,000
                                                      Advisor                   210,000,000         2,100,000
                                                      C                         100,000,000         1,000,000
                                                      R                          10,000,000           100,000

Heritage Fund                                         Investor                  400,000,000         4,000,000
                                                      Institutional              40,000,000           400,000
                                                      Advisor                   100,000,000         1,000,000
                                                      C                         100,000,000         1,000,000

Giftrust Fund                                         Investor                  200,000,000         2,000,000

Balanced Fund                                         Investor                  200,000,000         2,000,000
                                                      Institutional              15,000,000           150,000
                                                      Advisor                    50,000,000           500,000

New Opportunities Fund                                Investor                300,000,000           3,000,000

Capital Value Fund                                    Investor                200,000,000           2,000,000
                                                      Institutional            15,000,000             150,000
                                                      Advisor                  50,000,000             500,000

Veedot Fund                                           Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      Advisor                  50,000,000             500,000

New Opportunities II Fund                             Investor                250,000,000           2,500,000
                                                      Institutional            50,000,000             500,000
                                                      A                        25,000,000             250,000
                                                      B                        25,000,000             250,000
                                                      C                        25,000,000             250,000

Capital Growth Fund                                   Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                       100,000,000           1,000,000
                                                      B                       100,000,000           1,000,000
                                                      C                       100,000,000           1,000,000

                                                                                                   Aggregate
Series Name                                           Class Name            No. of Shares           Par Value
Fundamental Equity Fund                               Investor                200,000,000           2,000,000
                                                      Institutional            50,000,000             500,000
                                                      R                        60,000,000             600,000
                                                      A                        50,000,000             500,000
                                                      B                        50,000,000             500,000
                                                      C                        50,000,000             500,000

Focused Growth Fund                                   Investor                300,000,000           3,000,000

Small Cap Growth Fund                                 Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000

Mid Cap Growth Fund                                   Investor                 55,000,000             550,000
                                                      Institutional            50,000,000             500,000
                                                      A                        20,000,000             200,000
                                                      B                        10,000,000             100,000
                                                      C                        10,000,000             100,000
                                                      R                        10,000,000             100,000


         TENTH:  Except as otherwise  provided by the express  provisions of these Articles  Supplementary,  nothing herein shall  limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to  serialize,  classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been allocated to a
Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of  Incorporation  of the Corporation.

         ELEVENTH:  A description  of the series and classes of shares,  including the  preferences,  conversion  and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications, and terms and conditions for redemption is set forth in the  Articles of  Incorporation  of the  Corporation  and is not changed by these  Articles  Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the Corporation duly adopted resolutions  dividing into Series and Classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles Supplementary.


         IN WITNESS WHEREOF, AMERICAN CENTURY MUTUAL FUNDS, INC. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 13th day of
December, 2005.

ATTEST:                                     AMERICAN CENTURY MUTUAL FUNDS, INC.



/s/ Otis H. Cowan                           /s/ Charles A. Etherington
Name:  Otis H. Cowan                        Name:   Charles A. Etherington
Title:   Assistant Secretary                Title:      Vice President


         THE UNDERSIGNED Vice President of AMERICAN CENTURY MUTUAL FUNDS,  INC., who executed on behalf of said Corporation the foregoing  Articles  Supplementary to the Charter,  of which this certificate is made a part, hereby  acknowledges,  in the name of and on behalf of said  Corporation,  the foregoing  Articles  Supplementary  to the Charter to be the corporate act of said  Corporation,  and further  certifies that, to the best of his knowledge,  information and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material  respects under the penalties of perjury.


Dated:  December 13, 2005                   /s/ Charles A. Etherington
                                            Charles A. Etherington, Vice President